 ----------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
-

                Date of Report (Date of earliest event reported)
                               September 23, 1997





                       IMC Home Equity Loan Trust 1997-5
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                 333-24455-02           Being Applied For
-----------------------------        --------------         ------------------
(State or Other Jurisdiction)        (Commission            (I.R.S. Employer
    of Incorporation)                File Number)          Identification No.)


c/o The Chase Manhattan Bank, as Trustee
  450 West 33rd Street, 15th Floor
          New York, New York                                          10001
      ----------------------                                       -----------
      (Address of Principal                                        (Zip Code)
        Executive Offices)


         Registrant's telephone number, including area code  (212) 946-8600
                                                             --------------

                                   No Change
      --------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Loans

         IMC Securities, Inc. registered issuances of up to $3,000,000,000 principal amount of Home Equity Loan Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No 333-24455) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, IMC Home Equity Loan Trust 1997-5 (the "Registrant" or the "Trust") issued $975,000,000 in aggregate principal amount of its Home Equity Loan Pass-Through Certificates, Series 1997-5 (the "Certificates"), on September 23, 1997 (the "Closing Date").

         The assets of the Trust initially include a pool of closed-end home equity loans (the "Home Equity Loans") secured by mortgage or deeds of trust primarily on one-to four family residential properties. Interest distributions on the Certificates are based on the Certificate Principal Balance thereof and the applicable Pass-Through Rate thereof. As of the Closing Date, the Home Equity Loans possessed the characteristics described in the Prospectus dated June 6, 1997 and the Prospectus Supplement dated September 15, 1997 filed pursuant to Rule 424(b)(5) of the Act on September 19, 1997. In such Prospectus Supplement, a commitment was made to provide a description of the pool of Home Equity Loans, including loans acquired or removed between the Cut-off Date (September 1, 1997) and the Closing Date, in a current report on Form 8-K. Such description is attached hereto as Exhibit 99.1

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits:

                  99.1 Description of the Home Equity Loans as of the Closing
                       Date (September 23, 1997).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  IMC HOME EQUITY LOAN TRUST 1997-5

                                  By:   IMC SECURITIES, INC., as Depositor

                                  By:   /s/ Thomas Middleton
                                        --------------------------------
                                        Name:     Thomas Middleton
                                        Title:    President and Chief
                                                  Operating Officer

November 3, 1997

                                 EXHIBIT INDEX

     EXHIBIT NO.        DESCRIPTION                                   PAGE NO.

         99.1           Description of the Home Equity Loans as
                        of the Closing Date (September 23, 1997)